SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1933

January 22, 2004

Date of Report (date of earliest event reported)

Avistar Communications Corporation

(Exact name of Registrant as specified in its charter)

Delaware	000-31121	88-0383089

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

555 Twin Dolphin Drive, Suite 360, Redwood Shores,
California 94065

(Address of principal executive offices) (Zip Code)

(650) 610-2900

(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
Exhibit Index
EXHIBIT 99.1

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits. The following exhibit is filed with this report.

Exhibit Number	Description

99.1	Earnings Announcement press release dated January 22, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On January 22, 2004, Avistar Communications Corporation issued a press release announcing its earnings for the fourth quarter of 2003. A copy of the press release is attached hereto as Exhibit 99.1.

     The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 28, 2004
AVISTAR COMMUNICATIONS CORPORATION

	By:	/s/ Robert J. Habig

Robert J. Habig
Chief Financial Officer

Exhibit Index

Exhibit Index	Description

99.1	Earnings Announcement press release dated January 22, 2004